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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

THE BOARD OF DIRECTORS
MOOVIES, INC.:

     We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Historical and Pro Form Financial Data" and "Experts" in the prospectus.

                                         KPMG PEAT MARWICK LLP


Greenville, South Carolina
June 27, 1996

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                         INDEPENDENT AUDITORS' CONSENT

THE BOARD OF DIRECTORS
MOOVIES, INC.:

     We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Historical and Pro Form Financial Data" and "Experts" in the prospectus.

     Our report on First Row Video, Inc. refers to a change in the method of computing the amortization of videocassette rental inventory effective January 1, 1994.

                                         KPMG PEAT MARWICK LLP


Cleveland, Ohio
June 27, 1996

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